Exhibit 10.26

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

1st AMENDMENT TO SUPPLY AGREEMENT

THIS 1ST AMENDMENT TO SUPPLY AGREEMENT (this “1ST Amendment”) is entered into as of the 20th day of November, 2015 by and between Cott Corporation (“Cott”), a Canada corporation, with a place of business at 6525 Viscount Road, Mississauga, Ontario L4V 1H6 and 5519 Idlewild Avenue Tampa, Florida 33634, and Crown Cork & Seal USA, Inc., a Delaware corporation (“Crown”). Cott and Crown are each referred to herein individually as a “Party” and collectively as the “Parties.”

WITNESSETH

WHEREAS, Crown and Cott entered into a certain Supply Agreement, effective as of January 1, 2011, regarding the supply of Products by the Suppliers to the Buyers (the “Original Agreement”); and

WHEREAS, Crown and Cott have agreed to extend the term of the Original Agreement and make certain other amendments to the Original Agreement, as more completely described below;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties, intending to be legally bound, agree to the following, with effect as of January 1, 2016:

1.	Capitalized terms used in this 1st Amendment but not specifically defined herein shall have the meanings assigned to them in the Original Agreement.

2.	Section 2 of the Original Agreement is deleted in its entirety and replaced with the following:

This Agreement shall be in effect for a period of eleven (11) years commencing on January 1, 2011 and expiring on December 31, 2021 (the “Term”).

3.	Effective January 1, 2017, Section 3(e)(i) of the Original Agreement is deleted in its entirety and replaced with the following:

On [***] on or after [***], in the event Cott [***] in North America and Mexico of [***] in North America and Mexico, [***], Cott may [***]. Crown will be [***]. Crown will be [***] following receipt from [***]. Cott shall provide [***] with [***] in writing including [***]. If Crown [***]. If Crown [***], Cott shall [***]. Upon such [***] in North America and Mexico [***]. Upon [***] in North America and Mexico, Cott agrees to [***] in North America and Mexico [***]. Crown agrees to [***]. If Cott does not [***].

4.	Effective January 1, 2017, Section 3(e)(iii) of the Original Agreement is deleted in its entirety and replaced with the following:

Notwithstanding the foregoing, Cott shall not have the right to [***] if, at the time it desires to [***], Crown Group has any outstanding [***] on behalf of Cott in respect of [***] in North America and Mexico. The timing and expiration of Crown Group’s [***] will not affect the [***].

5.	Section 5 of the Original Agreement is modified as follows:

a.	Section 5(d)(i) – All text after the first sentence shall be deleted and replaced with the following:

Buyers of Products for North America and Mexico will [***]. Any [***] will be at an [***] of [***]. For example, the [***] for a [***] of [***] would be calculated as follows, [***]. For clarity, there will not be [***]. Any [***] will be [***] and either [***] will be agreed by the parties.

b.	Sections 5(d)(ii), (iii) and (iv) – Deleted.

c.	Section 5(e)(i) – All text after the first sentence shall be deleted.

d.	Section 5(e)(ii), (iii), (iv) and (v) – Deleted.

e.	Section 5(f) – The following text is added at the end of the section:

Upon written agreement between the Parties, Seller will [***] for [***] supplied for North America or Mexico. Should Seller have [***] of the [***], Seller will [***], provided that the Products were ordered by Buyer through purchase orders.

6.	The first paragraph of Schedule 3(a), Part I of the Original Agreement is deleted and replaced by the following:

For Product purchases in North America and Mexico, there will be [***].

[***]

7.	Schedule 3(a), Section IV.c) of the Original Agreement is amended so that the introductory clause reads as follows: “Effective April 1, 2016, and on April 1 of each calendar year thereafter through the end of the Term,”

8.	The first sentence of Schedule 3(a), Section XI of the Original Agreement is deleted and replaced by the following:

For all shipments in North America and Mexico, payment terms will be [***] date of invoice. For all shipments in North America and Mexico [***] the payment terms will be [***] the date of invoice. For all shipments in North America and Mexico [***] the payment terms will be [***] date of invoice.

9.	In consideration for the extension of the Term, [***] shall pay [***] [***] by check on or before April 30, 2016.

10.	This 1st Amendment is solely intended to address the matters set forth herein and is not otherwise intended to modify the terms of the Agreement. Except as expressly set form in this 1st Amendment, all provisions in the Agreement shall remain in full force and effect and shall not be otherwise altered or modified.

11.	If either of Cott’s [***] at any time during the Term, Crown [***]. In addition, if either of the [***] before [***], then Crown [***]. Further, if either of the [***] at any time during the Term, the first sentence of [***] of the Original Agreement shall [***].

IN WITNESS WHEREOF, the Parties have caused this 1st Amendment to be duly executed as of the date first above written.

Crown CORK & SEAL USA, INC.	COTT CORPORATION

By: /s/ Janice Dunphy	By: /s/ Carlos Baila

Janice Dunphy, Vice President Sales & Marketing	Carlos Baila, Chief Procurement Officer
Name Printed and Title	Name Printed and Title
Date: 11/20/2015	Date: 11/20/2015

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

2nd AMENDMENT TO SUPPLY AGREEMENT

THIS 2nd AMENDMENT TO SUPPLY AGREEMENT (this “2nd Amendment”) is entered into as of the 20th day of November, 2015 by and between Cott Corporation (“Cott”), a Canada corporation, with a place of business at 6525 Viscount Road, Mississauga, Ontario L4V 1H6 and 5519 Idlewild Avenue Tampa, Florida 33634, and Crown Cork & Seal USA, Inc., a Delaware corporation (“Crown”). Cott and Crown are each referred to herein individually as a “Party” and collectively as the “Parties.”

WITNESSETH

WHEREAS, Crown and Cott entered into a certain Supply Agreement, effective as of January 1, 2011, regarding the supply of Products by Suppliers to Buyers (the “Original Agreement”), and an amending agreement as of the date hereof (the “1st Amendment”, together with the Original Agreement, the “Agreement”); and

WHEREAS, Crown and Cott have agreed to extend the term of the Original Agreement and make certain other amendments to the Original Agreement, as more completely described in the 1st Amendment and below;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties, intending to be legally bound, agree to the following, with effect as of January 1, 2016:

1.	Capitalized terms used in this 2nd Amendment but not specifically defined herein shall have the meanings assigned to them in the Agreement.

2.	Effective January 1, 2017, Section 3(e)(i) of the Agreement is modified by the addition of the following:

“On [***] on or after [***], in the event Cott [***] in the UK of [***] in the UK, [***], Cott may [***]. Crown will be [***]. Crown will be [***] following receipt from [***]. Cott shall provide [***] with [***] in writing [***]. If Crown [***]. If Crown [***], Cott shall [***]. Upon such [***]. Upon [***], Cott agrees to [***]. Crown agrees to [***]. If Cott does not [***].”

3.	Effective January 1, 2017, Section 3(e)(iii) of the Agreement is modified by the addition of the following:

“Notwithstanding the foregoing, Cott shall not have the right to [***] if, at the time it desires to [***], Crown Group has any outstanding [***] on behalf of Cott in respect of [***]. The timing and expiration of Crown Group’s [***] will not affect the [***].”

4.	Section 5(f) of the Agreement is modified by adding the following to the end of the Section:

“In respect of UK supplies, Supplier will [***] and notify Buyer of any [***] by Supplier [***] provided by Buyer which is [***]. Such [***] shall be [***] it is [***] and Buyer shall notify Supplier within a further [***] by [***] whether it [***] by Supplier. Where Buyer has notified Supplier that [***], such [***] shall be for a [***] period ending [***] following the date of [***], after which time Supplier shall notify the Buyer and Buyer shall within [***] confirm whether it [***]. In the absence of such confirmation, Supplier shall [***] and Buyer shall be [***] by the Supplier as a result. Supplier may [***] for reasonable demonstrable costs incurred by Supplier. [***] incurred pursuant to this Section 5(f) shall be charged at [***].”

5.	Section 6(h) of the Agreement is modified by adding the following to the end of the Section:

“(iii)	In respect of Products for the UK:

(A)	Buyer will provide Supplier computer-ready artwork for new designs and changes to existing designs. Supplier will [***].

(B)	Required reprographic work will be charged at the following rates:

[***]

(C)	Supplier shall have the right to apply additional charges for [***].

6.	Effective January 1, 2017, the first paragraph of Section VI of Schedule 3(a) is deleted in its entirety. For calendar year 2016, the second to last paragraph of Section VI of Schedule 3(a) is revised to read as follows:

[***]

Effective January 1, 2016, Sections VIII. and IX. of Schedule 3(a) of the Agreement are deleted in their entirety.

7.	Until January 1 2017, the invoice prices of the Products to be supplied in the UK shall [***].

8.	Effective January 1, 2017, Sections VI. and VII. of Schedule 3(a) of the Agreement are deleted in their entirety and replaced by Sections VI. to IX. set out below:

“VI.	UK INITIAL PRICES

(a)	The prices of Products to be supplied by Supplier under this Agreement for the UK (“Base Prices”) shall be:

[***]

(b)	[***]

(c)	[***]

VII.	[***]

VIII.	[***]

IX.	[***]

9.	Schedule 3a, Section XI of the Agreement is modified by adding the following before the last sentence of the Section:

“In respect of Products for the UK, Buyer shall pay for all Products delivered pursuant to this Agreement within [***] of invoice. [***] as a result of Buyer’s breach of the Agreement [***], Supplier shall [***]. Within 30 days following [***] the parties shall co-operate to [***]. The agreed present value of [***].

10.	Without prejudice to the provisions of Section 9 of this 2nd Amendment, in respect of UK supplies, the Buyer and the Supplier each [***].

11.	Cott represents that it has the authority to bind the Buyers to the agreements set forth herein. Crown represents that it has the authority to bind the Suppliers to the agreements set forth herein.

Crown CORK & SEAL USA, INC.	COTT CORPORATION

By: /s/ Janice Dunphy	By: /s/ Carlos Baila

Janice Dunphy, Vice President Sales & Marketing	Carlos Baila, Chief Procurement Officer
Name Printed and Title	Name Printed and Title
Date: 11/20/2015	Date: 11/20/2015

Exhibit 1

[***] [example calculation redacted]

Exhibit 2

[***] [example calculation redacted]

Exhibit 3

[***] [example calculation redacted]

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

To: Cott Corporation

5519 Idlewild Avenue,

Tampa,

Florida 33634.

Date: November 19, 2015

Dear Sirs,

Supply Agreement dated January 1, 2011 made between Cott Corporation and Crown Cork & Seal USA, Inc (the “Original Agreement”)

We refer to two agreements to extend and amend the Original Agreement (the “1st Amendment” and the “2nd Amendment”).

In this letter all words and expressions commencing with capital letters and not otherwise defined have the meaning specified in the Original Agreement.

In consideration of you today entering into the 1st Amendment and the 2nd Amendment, we confirm the following in respect of UK supplies of the Products:

(a)	with effect from January 1st, 2016, [***], shall be [***] within [***] days of the [***]. [***] shall include only the following [***]; and

(b)	with effect from January 1st, 2016, [***] shall be [***] within [***] days of the [***]. [***] shall include only the following [***]; and

(c)	with effect from January 1st, 2016, [***] shall be [***] to Cott within [***] days of the [***]. [***] shall include only the following [***]; and

(d)	in addition to [***] under (c) above, with effect from January 1st, 2017, [***] shall be [***] to Cott within [***] days of the [***]. [***] shall include only the following [***]; and

(e)	[***] shall be [***] within [***] days of each quarter end. [***] shall only include the following [***].

Each of the [***] above shall be [***] separately to all and any other [***] under the Original Agreement as amended from time to time and shall not be:

•	[***]; or

•	included or referred to in any [***] of whatever nature produced in connection with the Original Agreement as amended from time to time, except as may be required by law, accounting rules or stock exchange regulations, or in the context of a dispute between the parties.

In the event the Original Agreement (as amended by the 1st Amendment and the 2nd Amendment) is terminated prior to 31st December 2016 as a result of Buyer’s breach of the Agreement or as a result of the [***], Supplier shall be entitled to [***] an amount equal to the [***], as well as the [***] to Buyers of the [***]. If such termination occurs after 31st December 2016 but prior to [***], only [***], as described below. Within 30 days following December 31, 2016, the parties shall co-operate to [***]. The agreed [***] shall be [***]. An example of the calculation is attached as Exhibit 1.

This letter is to be treated as confidential and neither you or we shall make any disclosure of it other than as required pursuant to law or the rules of any competent stock exchange authority upon which a party’s stock is listed but provided always that all parties to this letter shall be entitled to disclose this letter to their professional advisers and to any court or other dispute resolution forum in connection with any dispute relating to the subject matter hereof.

Section 18 (Governing Law and Dispute Resolution) of the Original Agreement shall apply to this letter.

Please countersign this letter to record your agreement to its terms.

IN WITNESS WHEREOF, the Parties have caused this letter to be duly executed as of the date first above written.

Crown CORK & SEAL USA, INC.	COTT CORPORATION

By: /s/ Janice Dunphy	By: /s/ Carlos Baila

Janice Dunphy, Vice President Sales & Marketing	Carlos Baila, Chief Procurement Officer
Name Printed and Title	Name Printed and Title
Date: 11/20/2015	Date: 11/20/2015

EXHIBIT 1

[***] [example calculation redacted]